                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        December 17, 1996



                     GREAT DANE HOLDINGS INC.
     ----------------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


         Delaware                   1-5599                   54-0698116
         --------------------------------------------------------------
       (State or other          (Commission              (I.R.S. Employer
       jurisdiction              File Number)            Identification No.)


2016 North Pitcher Street, Kalamazoo, Michigan             49007
----------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (616) 343-6121
                                                   --------------


                                 N/A
 --------------------------------------------------------------
 (Former name and former address, if changed since last report)

ITEM 1. CHANGE IN CONTROL OF REGISTRANT

      (a) On December 17, 1996, David R. Markin transferred 16.2% of the outstanding capital stock of the Registrant to The David R. Markin Charitable Remainder Unitrust #1 and transferred 16.2% of the outstanding stock of the Registrant to The David R. Markin Charitable Remainder Unitrust #2. On December 17, 1996, Allan R. Tessler transferred 8.573% of the outstanding capital stock of the Registrant to The Allan R. Tessler Charitable Remainder Unitrust #1 and transferred 8.573% of the outstanding capital stock of the Registrant to The Allan R. Tessler Charitable Remainder Unitrust #2. To the knowledge of the Registrant, the respective trustees of these trusts are the shareholders who previously owned the transferred shares in their individual capacities. Such transfers of an aggregate of 49.546% of the voting stock of the Registrant may be deemed a change of control of Registrant.

      On December 20, 1996, GDH Acquisition Corp., a Delaware corporation formed for the purpose of acquiring the Registrant and wholly-owned by Capital Resource Associates, a Nevada general partnership, purchased all of the outstanding capital stock (being all of the voting securities) of the Registrant from The Douglas Trust, Martin L. Solomon, The Martin L. Solomon 1996 Charitable Remainder Unitrust, The David R. Markin Charitable Remainder Unitrust #1, The David R. Markin Charitable Remainder Unitrust #2, Allan R. Tessler, The Allan R. Tessler Charitable Remainder Unitrust #1, The Allan R. Tessler Charitable Remainder Unitrust #2, and Jay H. Harris. The consideration used by GDH Acquisition Corp. was $330,486,290. The source of the consideration was notes (the "Notes") of GDH Acquisition Corp. in the aggregate principal amount of $40,250,000 issued to the former stockholders of the Registrant and a loan (the "Loan") to GDH Acquisition Corp. in the amount of $290,236,290 from Bank of America National Trust & Savings Association. The proceeds of the Loan were used to pay $70,668,330 in cash to the shareholders of the Registrant in consideration (together with the Notes) for all of the outstanding stock of the Registrant, to pay transaction expenses relating to the acquisition of Registrant, to repay certain debt and other obligations of Registrant and its subsidiaries and to provide a portion of the money necessary to redeem the outstanding 12 3/4% Senior Subordinated Debentures due 2001 of the Registrant (the "2001 Debentures") and the outstanding Subordinated Discount Debentures due January 1, 2006 of the Registrant (the "2006 Debentures") as more fully set forth in Item 5. The amount of the cash consideration paid to the former shareholders of the Registrant is subject to adjustment based on revisions to statements as of December 20, 1996 of the cash of the Registrant and its subsidiaries and of net assets of certain subsidiaries of the Registrant.

      The Loan matures on January 17, 1997. $2,000,000 of the Loan was due and payable on December 23, 1996 and $240,000,000 of the Loan is due and payable on January 2, 1997. Any net proceeds derived from the sale of securities of the Registrant or its subsidiaries,borrowing by the Registrant or its subsidiaries, disposition of assets of the Registrant or its subsidiaries and insurance proceeds in respect of any casualty with respect to assets of the Registrant or its subsidiaries must be applied to prepay the Loan to the extent such net proceeds exceeds an aggregate of $175,287,303, the aggregate amount of the principal amount outstanding of the 2001 Debentures and the 2006 Debentures. The Loan bears interest at a rate equal to the higher of the Federal Funds Rate plus 1.25% and the reference rate announced by Bank of America National Trust & Savings Association plus 0.75%. The Loan is now secured by a lien on all of the assets and outstanding capital stock of the Registrant and each of its subsidiaries. The Loan is guaranteed by Capital Resource Associates, a Nevada general partnership and the sole shareholder of the Registrant, by the partners of Capital Resource Associates and by the subsidiaries of the Registrant.

      On December 20, 1996, GDH Acquisition Corp. was merged with and into the Registrant, with the Registrant being the surviving company. As a result the Registrant succeeded to all of the rights and obligations of GDH Acquisition Corp., including, without limitation, the rights and obligations of GDH Acquisition Corp. with respect to the Loan, and the owner of all of the outstanding capital stock of GDH Acquisition Corp., Capital Resource Associates, a Nevada general partnership, became and currently is the owner of all of the outstanding capital stock (being all the voting securities) of the Registrant.

      (b) All of the outstanding stock of the Registrant has been pledged to Bank of America National Trust & Savings Association to secure the Loan. In the event of a default with respect to the Loan, Bank of America National Trust & Savings Association may foreclose on all of the outstanding stock of the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      (a) All of the stock and substantially all of the assets of each subsidiary of the Registrant has been pledged to Bank of America National Trust & Savings Association to secure the Loan. In the event of a default with respect to the Loan, Bank of America National Trust & Savings Association may foreclose on all of the outstanding stock of the Registrant.

      (b) On December 23, 1996, all of the outstanding capital stock of South Charleston Stamping & Manufacturing Company, a West Virginia corporation and a wholly-owned indirect subsidiary of the Registrant engaged in the business of manufacturing sheet metal stampings for automotive components and sub-assemblies for sale to North American original equipment manufacturers, was purchased by Mayflower Acquisition Corporation, pursuant to the Amended Stock Purchase Agreement attached hereto as Exhibit 2.1 (the "Amended Stock Purchase Agreement"). As consideration therefor, SCSM Holdings, Inc., a Delaware corporation and a wholly-owned direct subsidiary of the Registrant, received $139,817,379 in cash, which was part of the funds used to fund the trust accounts referred to in Item 5. The amount of such cash consideration is subject to adjustment pursuant to the Amended Stock Purchase Agreement.

ITEM 5. OTHER EVENTS

      (a) The Registrant expects to be able to refinance such portion of the Loan as shall not have been repaid prior to its scheduled maturity. All of the outstanding stock of the Registrant has been pledged to Bank of America National Trust & Savings Association to secure the Loan. In the event of an event of default with respect to the Loan, Bank of America National Trust & Savings Association may foreclose on all of the outstanding stock of the Registrant.
The Loan is guaranteed by, in addition to subsidiaries of the Registrant, Capital Resource Associates and the partners thereof.

      (b) On December 20, 1996 notice of redemption was given with respect to the 2001 Debentures and on December 27, 1996 notice of redemption was given with respect to the 2006 Debentures. Pursuant to such notices of redemption, the 2001 Debentures are to be redeemed on January 21, 1997, and the 2006 Debentures are to be redeemed on January 27, 1997. An amount of cash sufficient to redeem all of the 2001 Debentures, including all accrued and unpaid interest thereon to January 21, 1997 has been deposited in a trust account with Marine Midland Bank, as trustee for the benefit of the holders of the 2001 Debentures to effect the redemption thereof. An amount of cash sufficient to redeem all of the 2006 Debentures, including all accrued and unpaid interest thereon to January 21, 1997 has been deposited in a trust account with Marine Midland Bank, as trustee for the benefit of the holders of the 2006 Debentures to effect the redemption thereof. Provision is being made for deposit in a trust account with Marine Midland Bank, as trustee for the benefit of the holders of the 2006 Debentures of the amount of interest that will accrue on the 2006 Debentures for the period of January 21, 1997 to January 27, 1997. Bank of America National Trust & Savings Association has acknowledged that it has no interest in the funds deposited in the aforementioned trust accounts.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) None

      (b) Financial statements required pursuant to this item and the requirements of the Securities and Exchange Act of 1934 will be filed by amendment to this form within sixty days after the date on which this form must be filed as permitted by Item 7(b)(2) of Form 8-K.

      (c) List of Exhibits

            Exhibit 2.1. Amended Stock Purchase Agreement dated as of November 7, 1996, among South Charleston Stamping & Manufacturing

      Company, SCSM Holdings, Inc., The Mayflower Corporation Plc, and Mayflower Acquisition Corporation. The Exhibits, Schedule and the Disclosure Schedule to this document have not been filed herewith; Registrant agrees to furnish supplementally such Exhibits, Schedule and Disclosure Schedule to the Securities and Exchange Commission upon its request.

            Exhibit 2.2. Technical Amendment No. 1 dated as of December 18, 1996 to the Amended Stock Purchase Agreement attached hereto as
      Exhibit 2.1.

            Exhibit 99.1 Notice of Redemption of the 2001 Debentures.

            Exhibit 99.2 Notice of Redemption of the 2006 Debentures.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GREAT DANE HOLDINGS INC.

Date:  January 2, 1997        By:   /s/ Scott C. Dunn
                                    Name: Scott C. Dunn
                                    Title: Vice President

                           EXHIBIT INDEX



   =====================================================================
   EXHIBIT                                                         PAGE
   ---------------------------------------------------------------------

   Exhibit 2.1.   Amended Stock Purchase Agreement dated as of
                  November 7, 1996, among South Charleston
                  Stamping & Manufacturing Company, SCSM
                  Holdings, Inc., The Mayflower Corporation Plc, and Mayflower Acquisition Corporation. The
                  Exhibits, Schedule and the Disclosure Schedule to this document have not been filed herewith;
                  Registrant agrees to furnish supplementally such Exhibits, Schedule and Disclosure Schedule to the Securities and Exchange Commission upon its request.




   ---------------------------------------------------------------------

   Exhibit 2.2.   Technical Amendment No. 1 dated as of December
                  18, 1996 to the Amended Stock Purchase
                  Agreement attached hereto as Exhibit 2.1.

   ---------------------------------------------------------------------

   Exhibit 99.1   Notice of Redemption of the 2001 Debentures.

   ---------------------------------------------------------------------

   Exhibit 99.2   Notice of Redemption of the 2006 Debentures.

   =====================================================================